                                                                  Exhibit 23.1

                             Independent Auditors' Consent

The Board of Directors
PlanetCAD Inc.:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP

Boulder, Colorado
September 25, 2002